UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015
____________________
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35186 (Commission File Number)	38-1747023 (IRS Employer Identification Number)

2800 Executive Way
Miramar, Florida 33025
(Address of principal executive offices, including Zip Code)

(954) 447-7920
(Registrant's telephone number, including area code)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD
The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.
Spirit Airlines, Inc. is scheduled to present at the Credit Suisse 3rd Annual Global Industrial Conference on December 3, 2015. Spirit's presentation is scheduled to begin at approximately 10:30 a.m. Eastern Time. Any changes to Spirit's scheduled presentation time will be posted on its website under the Investor Relations section at http://ir.spirit.com.
At the time of the presentation, a live audio webcast of Spirit's presentation will be available on Spirit's web site http://ir.spirit.com. An archive of the webcast will be available on Spirit's website for 60 days.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2015	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General     Counsel